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                                                                   EXHIBIT 10.15

                            THIRD AMENDMENT OF LEASE


                  THIS THIRD AMENDMENT OF LEASE (this "Amendment") dated as of December 18th, 1996, between 1740 BROADWAY ASSOCIATES L.P., a Delaware limited partnership having an office c/o Mendik Realty Company, Inc., 330 Madison Avenue, New York, New York 10017 ("Landlord") and THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation having an office at 1740 Broadway, New York, New York 10019 ("Tenant").



                              W I T N E S S E T H:


                  WHEREAS, by Agreement of Lease, dated as of December 17,1990 (the "Original Lease"), as amended by an Amendment of Lease, dated as of April 26, 1996 (the "First Amendment") and a Second Amendment of Lease, dated as of August 6, 1996 (the "Second Amendment", the Original Lease, as amended by the First Amendment and the Second Amendment, is hereinafter collectively referred to as the "Lease"), Landlord leased to Tenant, and Tenant hired from Landlord, certain premises (the "Premises") as more particularly described in the Lease, in the building known as and by the address 1740 Broadway, New York, New York (the "Building"); and


                  WHEREAS, Tenant has requested, and Landlord has agreed, on the terms and conditions hereinafter contained, to modify the Lease as hereinafter provided.


                  NOW, THEREFORE, in consideration of the mutual covenants c herein and in the Lease, of Ten Dollars ($10) and of other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties
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hereto, for themselves, their legal representatives, successors and assigns, hereby agree as follows:


                  1. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to such terms in the Lease.


                  2. Landlord and Tenant acknowledge and agree that, prior to the date hereof, Tenant exercised its option, pursuant to Paragraph 6(E) of the First Amendment, to lease the portion of the Initial Additional Premises consisting of the 19th Floor Premises, but elected not to exercise its option, pursuant to Paragraph 6(E) of the First Amendment, to lease the portion of the Initial Additional Premises consisting of the 18th Floor Premises. Notwithstanding anything contained to the contrary in Paragraph 6(E) of the First Amendment, Landlord hereby agrees to extend the date by which Tenant may notify Landlord of its election to lease the portion of the Initial Additional Premises consisting of the 18th Floor Premises, in accordance with the provisions of Paragraph 6(E) of the Lease, to October 31, 1997. In addition, Tenant shall no longer have the right to lease the Second Option Space or the Third Option Space pursuant to Article 42 of the Lease. All references in
Article 42 of the Lease to "Option Space" shall be deemed to be references to the First Option Space only.


                  3. Each party represents and warrants to the other that it has not dealt with any broker or person in connection with this Amendment other than Cushman & Wakefield, Inc. ("Broker"). The execution and delivery of this Amendment by each party shall be conclusive evidence that such party has relied upon the foregoing representation and warranty. Tenant shall indemnify and hold Landlord harmless from and against any and all claims for commission, fee or other compensation by any person or broker (other


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than Broker) who shall claim to have dealt with Tenant in connection with this
Amendment and for any and all costs incurred by Landlord in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements. Landlord shall indemnify and hold Tenant harmless from and against any and all claims for commission, fee or other compensation by any person or broker (including, without limitation, the Broker) who shall claim to have dealt with Landlord in connection with this Amendment and for any and all costs incurred by Tenant in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements. The provisions of this Paragraph shall survive the Expiration Date.


                  4. The provisions of Section 37.2 of the Lease are hereby incorporated by reference in this Amendment, as if set forth in full in this Amendment, except that all references therein to the Lease shall be deemed to be references to the Lease as amended by this Amendment.


                  5. The Lease, as amended by this Amendment, constitutes the entire understanding between the parties hereto with respect to the Premises and may not be waived, changed, modified or discharged orally but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.


                  6. This Amendment shall not be binding on or enforceable against either party unless and until both parties shall have executed and delivered a fully executed counterpart of this Amendment.

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                  7. As modified by this Amendment, the Lease and all covenants, agreements, terms and conditions thereof shall remain in full force and effect and are hereby in all respects ratified and confirmed.


                  IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.


                            1740 BROADWAY ASSOCIATES L.P.

                            By:      Mendik 1740 Corp., a general partner


                                     By:    /s/ David Greenbaum
                                            -------------------------
                                            Name:    David Greenbaum
                                            Title:   President


                            THE MUTUAL LIKE INSURANCE COMPANY OF NEW YORK

                            By:      /s/ Joel Kampf
                                     ---------------------------
                                     Name: Joel Kampf
                                     Title: Vice President - Corporate Services




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STATE OF NEW YORK                   )
                                    )       ss.:
COUNTY OF NEW YORK                  )





                  On the 13th day of December, 1996, before me personally came Joel Kampf, to me known, who being by me duly sworn, did depose and say that he resides at 1740 Broadway NY, NY; that he is the VP - Corporate Services of THE MUTUAL LIFE COMPANY OF NEW YORK, the corporation described and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.



                                           /s/ Patricia L. Hartnett
                                           ------------------------

                                                    Notary Public
                                                    PATRICIA L. HARTNETT
                                            Notary Public, State of Now York
                                                    No. 31-4807148
                                           Oualified in New York County
                                           Term Expires February 28, 1997


STATE OF NEW YORK                   )
                                    )       ss.:
COUNTY OF NEW YORK                  )


                  On the 18th day of December, 1996, before me personally came David R. Greenbaum, to me known, who, being by me duly sworn, depose and say that he resides at 1000 Park Avenue, New York, NY 10028; that he is the President of Mendik 1740 Corp., the corporation which is a general partner of 1740 BROADWAY ASSOCIATES L.P., the limited partnership described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation and as the act and deed of said partnership.




                                           /s/ Madeline T. Couton
                                           ----------------------
                                                    Notary Public
                                                    MADELINE T COUTON
                                           Notary Public, State of New York
                                                    No. 31-6837979
                                           Commission Expires October 31, 1998